J.P. MORGAN TRUST II

JPMorgan U.S. Equity Funds

JPMorgan Market Expansion Enhanced Index Fund

(the “Fund”)

(All Share Classes)

Supplement dated September 29, 2022

to the current Prospectus, as supplemented

As previously supplemented on May 6, 2022, effective as of the close of business on May 6, 2022, the assets of the Fund were transferred to JPMorgan Market Expansion Enhanced Equity ETF (the “Acquiring Fund”), a series of J.P. Morgan Exchange-Traded Fund Trust, in a tax-free reorganization, and shareholders of the Fund became shareholders of the Acquiring Fund.

As a result, the Fund is no longer offered for investment, and all references to the Fund in the Prospectus are removed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

SUP-MEEI-522-2